SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 9, 2002
                                                        --------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


           Highway 412 West, P.O. Box 188, Tontitown, Arkansas 72770
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
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On  July 9, 2002, P.A.M. Transportation Services, Inc. (the "Company") dismissed its independent auditors, Arthur Andersen LLP, and on the same date engaged Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 2002. Each of these actions was approved by the Audit Committee of the Company.

Arthur Andersen LLP audited the financial statements for the Company for the fiscal year ended December 31, 2001 and for the fiscal year ended December 31, 2000. Neither of the audit reports of Arthur Andersen LLP for those years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the fiscal years ended December 31, 2001 and 2000 and for the unaudited interim period ended March 31, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in its report.

Further, prior to the engagement of Deloitte & Touche LLP, neither the Company nor any of its representatives sought the advice of Deloitte & Touche LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

In connection with the audit of the fiscal year ended December 31, 2001 and for the unaudited interim period ended March 31, 2002, Arthur Andersen LLP did not advise the Company that:

(i) internal controls necessary for the Company to develop reliable financial statements did not exist;

(ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

(iii) there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated might materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that might prevent it from rendering an unqualified audit report on those financial statements).

The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Company will make reasonable efforts to obtain such letter and if obtained it will file such letter as soon as practicable as an exhibit to an amendment to this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION  SERVICES,  INC.



Dated: July 11, 2002                       By: /s/ Larry J. Goddard
                                           -------------------------------------
                                           Larry J. Goddard
                                           Chief Financial Officer